Exhibit 99.3 DECEMBER 19, 2019 MATCHING CAPITAL WITH OPPORTUNITY PACIFIC OAK STRATEGIC OPPORTUNITY REIT Valuation and Portfolio Update

FORWARD-LOOKING STATEMENTS IMPORTANT DISCLOSURES - The information contained herein should be read in conjunction with, and is qualified by, the information in the Pacific Oak Strategic Opportunity REIT I, Inc. (“Pacific Oak Strategic Opportunity REIT” or the “Company”) Annual Report on Form 10-K for the year ended December 31, 2018 (the “Annual Report”), filed with the Securities and Exchange Commission (“SEC”) on March 8, 2019 (the “Annual Report”), and in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2019 (the “Quarterly Report”), filed with the SEC on November 8, 2019, including the “Risk Factors” contained therein. For a full description of the limitations, methodologies and assumptions used to value the Company’s assets and liabilities in connection with the calculation of the Company’s estimated value per share, see the Company’s Current Report on Form 8-K, filed with the SEC on December 19, 2019. FORWARD LOOKING STATEMENTS - Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Actual results may differ materially from those contemplated by such forward-looking statements. The valuation methodology for certain of the Company’s real estate investments assumes that its properties realize the projected cash flows and exit cap rates and that investors would be willing to invest in such properties at cap rates equal to the cap rates used in the valuation. Though the appraisals and valuation estimates used in calculating the estimated value per share are Duff & Phelps, LLC (“Duff & Phelps”) and Colliers International Valuation & Advisory Services, LLC’s (“Colliers”) best estimates as of October 31, 2019, and/or the Company’s and Pacific Oak Capital Advisors LLC’s (“the Advisor”) best estimates as of December 17, 2019, the Company can give no assurance that these estimated values will be realized by the Company. These statements also depend on factors such as future economic, competitive and market conditions, the Company’s ability to maintain occupancy levels and rental rates at its properties, and other risks identified in Part I, Item IA of the Company’s Annual Report on form 10-K for the year ended December 31, 2018, and its subsequent quarterly reports. Actual events may cause the value and returns on the Company’s investments to be less than that used for purposes of the Company’s estimated value per share. 2

OUR SPONSOR: PACIFIC OAK CAPITAL 3

A. Executive Management: C. Finance/Underwriting Keith Hall Jack Hall Partner: CEO SOR Vice President Finance Portfolio Finance Operations Peter McMillan Partner: Chairman SOR Team of 2 Ben Aitkenhead C Head of Private Placements Brian Ragsdale B Executive VP, Transaction Management A Team of 2 B. Strategic Opportunity D. Accounting/Reporting Team D Michael Bender: Jeff Rader New Chief Financial Officer Head of Asset Management Vice- President Acquisitions Team of 8 Team of 4 CBRE Outsource Property level accounting 4

PACIFIC OAK

PORTFOLIO OVERVIEW

Total Acquisitions/Originations[1]....................................$2,035,807,000
Current Portfolio Cost Basis[2]..$1,201,316,000
December 2019 Estimated Value of Portfolio[3].....................$1,329,412,000
Equity Raised in Primary Offering[4]......................................$561,749,000
Real Estate Leverage[5]...53%

Leased Occupancy at 9/30/19[6]...83%
Leased Occupancy at Acquisition[6]...78%

Estimated Value per Share (as of 12-17-19).................................$10.63
Estimated Value of Distributions (through and as of 12-17-19)[7]........$9.86

Investment Portfolio	Number of Assets	Cost Basis[2]	% of Total
Consolidated Real Estate	12 assets	$825,517,000	58%
Equity	4 assets	$78,610,000	6%
Noncontrolling JV[4]	5 assets	$515,085,000	36%

[1] Represents acquisition price (excluding closing costs) of real estate, loans, and debt and equity securities acquired since inception (including investments which have been disposed), adjusted for the Company's share of consolidated and unconsolidated joint ventures. This total is $2,221,548,000 including our partners' shares of consolidated and unconsolidated joint ventures. Subsequent to acquisition, the Company foreclosed on or otherwise received title to the properties securing five of its original debt investments, all of which were non-performing loans the time of acquisition.
[2] Represents cost basis, which is acquisition price (net of closing credits and excluding closing costs) plus capital expenditures and allocated cost for acquisitions of minority interests in joint ventures, for real estate and equity securities in the portfolio as of October 31, 2019, adjusted for the Company's share of consolidated and unconsolidated joint ventures. This total is $1,419,212,000 including our partners' shares of consolidated and unconsolidated joint ventures.
[3] Total of the October 31, 2019 values for real estate, investments in unconsolidated JVs, and minority interest, plus the September 30, 2019 value for real estate equity securities, as shown on page 8.
[4] Represents gross offering proceeds from the sale of common stock in the primary portion of the Company's initial public offering.
[5] The Company's leverage based on the October 31, 2019 consolidated real estate value and September 30, 2019 value for consolidated debt, net of unrestricted and restricted cash was approximately 53%.
[6] Leased percentage, for all consolidated and unconsolidated properties in the portfolio as of September 30, 2019, excluding the unconsolidated properties in the National Industrial Portfolio JV and Pacific Oak Opportunity Zone Fund I which are unconsolidated JV investments. Includes future leases that have been executed but had not yet commenced as of September 30, 2019.
[7] Reflects the value received by a hypothetical first cash investor, who invested at escrow break on April 19, 2010 and received all distributions in cash, except for the 80% of special distributions declared on December 7, 2017 and November 12, 2018 which are assumed to be stock distributions. It is further assumed that this investor did not redeem any shares. For further information, see pages 16 - 17.

Investment Types

By value in December 2019 NAV



Office, 80.3%
Other, 4.0%
Equity Securities, 4.1%
Land, 11.6%

Geographic Allocation

By annual base rent



Annualized Base Rent
As of Sept. 30, 2019
CA, $20,329 (20% of Total)
TX, $22,401 (22% of Total)
GA, $19,854 (20% of Total)
NJ, $7,260 (7% of Total)
NY, $17,415 (17% of Total)
TN, $7,486 (7% of Total)
MN, $7,600 (7% of Total)

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PACIFIC OAK SOR DEC. 2019 VALUATION 6

VALUATION1 • Estimated value per share2 calculated using information as of September 30, 2019, with the exception of (i) real estate which was valued as of October 31, 2019, (ii) an adjustment to reduce cash for the amount of real estate capital expenditures incurred in October 2019, (iii) an adjustment for acquisition and disposition fees and expenses incurred in connection with the acquisition of Reven Housing REIT, Inc. and disposition of 125 John Carpenter subsequent to September 30, 2019, and (iv) a number of adjustments related to the participation fee potential liabilities to our former advisor, KBS Capital Advisors, LLC, and our current advisor, Pacific Oak Capital Advisors, LLC (the “Advisor”), in connection with the termination of KBS Capital Advisors effective October 31, 2019 and the hiring of Pacific Oak Capital Advisors on November 1, 2019. Considered potential advisor incentive fee which would be payable to the Net asset value; no enterprise Company’s Advisor in a hypothetical liquidation if the required (portfolio) premium or discount shareholder return threshold is met. The estimated value per share applied reflects that there would be such a fee payable to KBS Capital Advisors2 and Pacific Oak Capital Advisors. • The Company followed the IPA Valuation Guidelines, which included independent third-party appraisals for all of its consolidated properties and two of its unconsolidated joint venture investments in real estate properties, with the exception of 125 John Carpenter which was sold on November 1, 2019 and therefore valued at the contractual sale price less estimated selling credits. Duff & Phelps and Colliers were engaged to provide appraisals of the estimated market values of these real estate assets. Duff & Phelps provided appraisals of all investments in consolidated real estate properties (excluding undeveloped land ie; 110 William Street and 353 Sacramento, and Colliers provided appraisals of the investments in undeveloped land. The appraisals were performed in accordance with the Code of Professional Ethics and Standards of Profession Practice set forth by the Appraisal Institute and the Uniform Standards of Professional Appraisal Practice (USPAP). • Non-controlling interest liability due to our joint venture partners was calculated by assuming a hypothetical liquidation of the underlying real estate properties at their current appraised values and the payoff of any related debt at its fair value, based on the profit participation thresholds contained in the joint venture agreements. 1 For more information, see the Company’s Current Report on Form 8-K filed with the SEC on December 19, 2019. 2 The Company’s amended advisory agreement and a subsequent letter agreement contained an amendment to the terms of the subordinated performance fee, such that the performance fee due to KBS Capital Advisors, LLC upon its termination as the Company’s advisor will be payable in restricted shares (“Restricted Shares”) instead of a promissory note. The Restricted Shares will be payable upon the completion of the orderly transition of advisor functions to Pacific Oak Capital Advisor, LLC s as measured by the completion and filing with the SEC of the Company’s annual report on Form December 31, 2019. For more information, see the Company’s Current Report on Form 8-K filed with the SEC on October 8, 2019 and the Company’s Current Report on Form 8-k filed with the SEC on December 19, 2019. 7

VALUATION1 As of December 20191 As of November 20182 Assets: $1.462 Billion $1.508 Billion Real Estate (i) $1.045 Billion (71%) $1.116 Million (74%) Investments in Unconsolidated JVs (i) $219.2 Million (15%) $195.9 Million (13%) Investments in Real Estate Debt & Equity Securities (i) $79.1 Million (5%) $ 116.2 Million (8%) Other Assets3 $119.0 Million (9%) $ 80.7 Million (5%) Liabilities: $709.0 Million $823.0 Million Mortgage and Other Debt $674.3 Million $758.6 Million Advisor Incentive Fee4 $ 2.3 Million $ 33.8 Million Other Liabilities5 $ 32.4 Million $ 30.6 Million Minority Interest in Consolidated JVs (i) $ 13.9 Million $ 20.0 Million Net Equity at Estimated Value $ 739.4 Million $ 665.5 Million Estimated Value of Portfolio (before debt) sum of (i) $1.329 Billion $1.408 Billion 1 Based on data as of September 30, 2019, with the exception of (i) real estate which was valued as of October 31, 2019, (ii) an adjustment to reduce cash for the amount of real estate capital expenditures incurred in October 2019, (iii) an adjustment for acquisition and disposition fees and expenses incurred in connection with the acquisition of Reven Housing REIT, Inc. and disposition of 125 John Carpenter subsequent to September 30, 2019, and (iv) a number of adjustments related to the incentive fee potential liabilities to our former advisor, KBS Capital Advisors, LLC, and our current advisor, Pacific Oak Capital Advisors, LLC (the “Advisor”), in connection with the termination of KBS Capital Advisors effective October 31, 2019 and the hiring of Pacific Oak Capital Advisors on November 1, 2019. 2 Based on data as of September 30, 2018, then adjusted to give effect to the November 12, 2018 authorization of a special dividend of $2.95 per share. 3 Includes cash and cash equivalents, restricted cash, rents and other receivables, deposits, prepaid expenses and other assets as applicable. 4 For the valuation as of December 2019, the impact of the advisor incentive fee payable to KBS Capital Advisors was reflected via an increase to the shares outstanding by the number of Restricted Shares payable to KBS Capital Advisors. The number of Restricted Shares payable were calculated in accordance with the Company’s amended advisory agreement which terminated KBS Capital Advisors as the Company’s advisor effective October 31, 2019 and subsequent letter agreement. For more information, see the Company’s Current Report on Form 8-K filed with the SEC on October 8, 2019. 5 Includes accounts payable, accrued liabilities, security deposits, contingent liabilities, prepaid rent and other liabilities. 8

VALUATION1 On December 17, 2019, the Company’s Board approved an estimated value per share of $10.63. The following summarizes the change in estimated value per share from December 2018 to December 2019: December 2018 estimated share value $ 9.91 Investments Real estate held 1.16 Real estate sold 0.04 Investments in Unconsolidated JV’s 0.42 Investments in Debt & Equity Securities 0.07 Leasing Capital (0.43) Portfolio Performance 1.26 Portfolio Value (before Capital Improvements) 11.17 Capital Improvements (0.20) Portfolio Value (after Capital Improvements) $10.97 Operating cash flows in excess of distributions declared 2 0.02 MMT Foreign Currency Loss (0.15) Selling, Acquisition, & Financing Costs (Excl. Sponsor Fees) (0.13) Disposition & Acquisition Fees (to Sponsor) (0.08) Mortgages & Bond Payable 0.04 Advisor Incentive Fee Potential Liability (0.07) Other Changes, Net 0.03 Total Change 0.72 Dec. 2019 estimated share value $10.63 1 Based on the estimated value of the Company’s assets less the estimated value of its liabilities, divided by the number of shares outstanding, all as of September 30,2019, with the exception of (i) real estate which was valued as of October 31, 2019, (ii) an adjustment to cash for the amount of real estate capital expenditures incurred in October 2019, (iii) an adjustment for acquisition and disposition fees and expenses incurred in connection with the acquisition of Reven Housing REIT, Inc. and disposition of 125 John Carpenter subsequent to September 30, 2019, and (iv) a number of adjustments related to the incentive fee potential liabilities to our former advisor, KBS Capital Advisors, LLC, and our current advisor, Pacific Oak Capital Advisors, LLC, in connection with the termination of KBS Capital Advisors, LLC effective October 31, 2019 and the hiring of Pacific Oak Capital Advisors, LLC on November 1, 2019. 2 Operating cash flow reflects modified funds from operations (“MFFO”) adjusted to deduct capitalized interest expense, real estate taxes, and insurance and add back the amortization of deferred financing costs. 9

DISPOSITIONS WESTPARK PORTFOLIO 1 Sale Price $166.4 Million Sale Date November 30, 2018 Acquisition Date May 10, 2016 Acquisition Price $125.8 Million 2 Total Investment $144.7 Million Profit $21.8 Million Equity Multiple 1.4X 125 JOHN CARPENTER 1 Sale Price $99.8 Million Sale Date November 1, 2019 Acquisition Date September 15, 2017 Acquisition Price $82.8 Million 2 Total Investment $89.3 Million Profit $10.5 Million Equity Multiple 1.3X 1 Equals the sale price, net of seller concessions. 2 Equals the acquisition price (excluding acquisition costs and fees) plus capital expenditures after acquisition. 10

DISPOSITIONS BURBANK COLLECTION (JV) 1 Sale Price $25.9 Million Sale Date July 19, 2019 Acquisition Date December 12, 2012 Acquisition Price $12.8 Million 2 Total Investment $18.8 Million Profit $7.1 Million Equity Multiple 1.9X BEDFORD (JV) 1 Sale Price $43.8 Million Sale Date January 11, 2019 Acquisition Date January 31, 2014 Acquisition Price $39.8 Million 2 Total Investment $41.4 Million Profit $2.4 Million Equity Multiple 1.1X 1 Equals the sale price, net of seller concessions. 2 Equals the acquisition price (excluding acquisition costs and fees) plus capital expenditures after acquisition. 11

DISPOSITIONS HISTORY Following is a summary of the Company’s real estate dispositions from inception to November 30, 2019: 1 Equals the sale price, net of seller concessions, without adjustment for joint venture partners’ share of consolidated joint ventures. Excludes selling costs and fees. 2 Equals the acquisition price (excluding acquisition costs and fees) plus capital expenditures and allocated cost for acquisitions of minority interests in joint ventures, without adjustment for joint venture partners’ share of consolidated joint ventures. 3 Reflects sale of 11 properties to subsidiaries of Keppel-KBS US REIT, a then newly formed Singapore real estate investment trust (the “SREIT”) which was listed on the Singapore Stock Exchange. The SREIT has since been renamed Keppel Pacific Oak US REIT. For further information on the property sale, please see the Company’s Current Report on Form 8-K filed with the SEC on November 9, 2017. 12

RECENT ACQUISITIONS GEORGIA 400 CENTER Purchase Date May 23, 2019 Purchase Price $89.1 Million Location Alpharetta, GA Property Type Class A Office Buildings/Size 3 Buildings / 419,567 SF Year Built 1998-2001 Occupancy at acquisition 85% Occupancy at 9/30/19 86% ADDITIONAL INFORMATION • The Property is a Class A, master-planned office park located in the center of the GA 400 submarket (Atlanta suburb). • The Property is well-positioned less than one mile from the renowned Avalon mixed-use development. 13

OTHER HIGHLIGHTS – REVEN ACQUISITION NOV. 4, 2019 REVEN HOUSING REIT WAS PUBLICLY TRADED (NASDAQ: RVEN) AND A LEADING OWNER AND OPERATOR OF AFFORDABLE SINGLE- FAMILY RENTALS (“SFR”) ACROSS THE SOUTHEASTERN UNITED STATES. AT ACQUISITION CLOSING, REVEN CHANGED ITS NAME TO PACIFIC OAK RESIDENTIAL TRUST, INC. (“PORT”). § 993 single family homes in Atlanta, Birmingham, Houston, Jacksonville, Memphis and Oklahoma City Home Count 993 Occupancy (as of 6/30/19) 92.0% Average Monthly Rent (as of 6/30/19) $1,020 14

STOCKHOLDER PERFORMANCE The Company is providing this estimated value per share to assist broker dealers that participated in its initial public offering in meeting their customer account statement reporting obligations. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share. KBS Strategic Opportunity REIT can give no assurance that: A stockholder would be A stockholder would The Company’s shares An independent third- The methodology used able to resell his or her ultimately realize of common stock would party appraiser or other to estimate the shares at this estimated distributions per share trade at the estimated third-party valuation Company’s value per value per share; equal to the Company’s value per share on a firm would agree with share would be estimated value per national securities the Company's acceptable to FINRA or share upon liquidation exchange; estimated value per for compliance with or sale of the Company; share; or ERISA reporting requirements. Further, the estimated value per share as of December 17, 2019 is based on the estimated value of the Company's assets less the estimated value of its liabilities, or net asset value, divided by the number of shares outstanding, all as of September 30, 2019, with the exception of (i) real estate which was valued as of October 31, 2019, (ii) an adjustment to reduce cash for the amount of real estate capital expenditures incurred in October 2019, (iii) an adjustment for acquisition and disposition fees and expenses incurred in connection with the acquisition of Reven Housing REIT, Inc. and disposition of 125 John Carpenter subsequent to September 30, 2019, and (iv) a number of adjustments related to the incentive fee potential liabilities to our former advisor, KBS Capital Advisors, LLC, and our current advisor, Pacific Oak Capital Advisors, LLC, in connection with the termination of KBS Capital Advisors effective October 31, 2019 and the hiring of Pacific Oak Capital Advisors on November 1, 2019. The estimated value per share is $10.63 per share. 15

PACIFIC OAK

STOCKHOLDER PERFORMANCE

Hypothetical Performance of First and Last Investors $10.00 Offering Price

Value Breakdown for First Cash Investor
(at Escrow Break April 19, 2010)


$10.00
$$10
Offering Price
$12.41
$11.27
$1.14
Mar-14
$13.56
$12.24
$1.32
Dec-14
$15.12
$13.44
$1.68
Dec-15
$16.87
$14.81
$2.06
Dec-16
$17.54
$11.50
$2.89
$0.72
$2.43
Dec-17
$19.30
$9.91
$5.44
$1.47
$2.48
Nov-1
$20.49
$10.63
$5.83
$1.50
$2.53
Dec-19
Cash Stock Distributions $9.86
Estimated Value Per Share
Cumulative Stock Dividend Value
Dec. 2017 & Nov. 2018 Special Dividends (Cash Portion)
Cumulative Cash Dividends (Excluding Dec. 2017 & Nov. 2018 Special Dividends)

Value Breakdown for Last Cash Investor
(at Offering Close Nov. 14, 2012)


$10.00
$10.00
Offering Price
$11.71
$0.44
Mar-14
$12.86
$12.24
$0.62
Dec-14
$14.42
$13.44
$0.98
Dec-15.
$16.17
$14.81
$1.36
Dec-16
$16.84
$11.50
$2.89
$0.72
$1.73
Dec-17
$18.60
$9.91
$5.44
$1.47
$1.78
Nov-1
$19.79
$10.63
$5.83
$1.50
$1.83
Dec-19
Cash Stock Distributions $9.16
Estimated Value Per Share
Cumulative Stock Dividend Value
Dec. 2017 & Nov. 2018 Special Dividends (Cash Portion)
Cumulative Cash Dividends (Excluding Dec. 2017 & Nov. 2018 Special Dividends)

"Valuation Information" for a first cash investor assumes all distributions received in cash and no share redemptions and reflect the cash payment amounts (all distributions paid since inception) per share for a hypothetical investor who invested on or before escrow break and consequently has received all distributions paid by the Company. "Cumulative distributions" for a first cash investor and a last cash investor assumes all distributions received in cash (except for stock portion of special distributions) and no share redemptions, and reflect the cash payment amounts (all distributions paid or declared since investment) per share for a hypothetical investor who invested on April 19, 2010, and November 14, 2012, respectively. The "offering price" of $10.00 reflects the maximum per share purchase price in the primary initial public offering.

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STOCKHOLDER PERFORMANCE ILLUSTRATION Since special dividends were declared on December 7, 2017 and November 12, 2018, a comparison of the estimated value per share over time is no longer a fair reflection of stockholder performance. The following illustration shows the performance of the first cash investor who bought 1 share, to focus on the performance of both the share and account value. 1 Assumes the shareholder receives 20% of the special dividend in cash and 80% in stock. If a significant number of investors elect all stock, a cash electing investor may receive more than 20% of the special dividend in cash. 2 Assumes a stock dividend rate of 0.2509 and 0.2381 shares per share of common stock outstanding, for the December 7, 2017 and November 12, 2018 special dividends, respectively, for a cumulative of 0.5488 additional shares after compounding as of November 12, 2018. 17

VALUE ADD OPPORTUNITES CONTINUE FOR SOR 18

SOR’s key growth markets outperformed national average over the last 5 years Employment Growth Average(1) 2014-2018 Key Growth Markets Gateway Cities 4.0% 3.6% 3.0% 2.9% 3.0% 2.8% 2.8% 2.8% 2.9% 1.9% 1.7% 1.6% 1.7% 1.8% 1.4% 1.3% Atlanta Austin Dallas Denver Houston Orlando Sacramento Seattle Bo sto n Chicago Lo s New York San Washington Angeles Francisco DC Market Average United States and Gateway Cities Average Key Growth Markets Average Note: Gateway cities average is based on Boston, Chicago, Los Angeles, New York, San Francisco and Washington DC. (1) US Bureau of Economic Analysis. 19

SOR’s key growth markets outgrew national average over the last 5 years Population Growth Average(1) 2014-2018 Key Growth Markets Gateway Cities 2.9% 2.5% 2.0% 2.0% 1.8% 2.0% 1.7% 1.5% 1.2% 1.0% 0.9% 0.7% 0.7% 0.5% 0.3% 0.1% -0.1% Atlanta Austin Dallas Denver Houston Orlando Sacramento Seattle Bo sto n Chicago Lo s New York San Washington Angeles Francisco DC Market Average United States Average Key Growth Markets Average Gateway Cities Average Note: Gateway cities average is based on Boston, Chicago, Los Angeles, New York, San Francisco and Washington DC. (1) US Bureau of Economic Analysis. 20

SOR’s key growth markets are forecasted to outperform national average Real GDP Growth Average Forecast(1) 4.0% 2018-2022F Key Growth Markets Gateway Cities 3.5% 3.5% 3.1% 3.1% 3.0% 2.9% 3.0% 3.0% 2.7% 2.6% 2.5% 2.2% 2.0% 2.2% 2.1% 2.0% 1.8% 1.5% 1.0% 0.0% Atlanta Austin Dallas Denver Houston Orlando Sacramento Seattle Bo sto n Chicago Lo s New York San Washington Angeles Francisco DC Market Average United States & Gateway Cities Average Key Growth Markets Average Note: Gateway cities average is based on Boston, Chicago, Los Angeles, New York, San Francisco and Washington DC. Sources: IMF, World Economic Outlook; US Metro Economies 21

SOR’s key growth markets are forecasted to outperform national average Employment Growth Average Forecast(1) 3.0% Key Growth Markets 2018-2022F Gateway Cities 2.6% 2.3% 2.0% 2.0% 2.0% 1.9% 1.7% 1.6% 1.5% 1.5% 1.4% 1.2% 0.9% 0.9% 1.0% 1.0% 0.7% 0.7% 0.7% 0.0% Atlanta Austin Dallas Denver Houston Orlando Sacramento Seattle Bo sto n Chicago Lo s New York San Washington Angeles Francisco DC Market Average United States Average Key Growth Markets Average Gateway Cities Average Note: Gateway cities average is based on Boston, Chicago, Los Angeles, New York, San Francisco and Washington DC. (1) U.S Bureau of Labor Statistics, US Metro Economies 22

RICHARDSON PORTFOLIO 23

PALISADES DEVELOPMENT 24

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31 December 16, 2019 Palisades Development

DEC 2019 – CURRENT HOLDINGS Richardson Office Portfolio Office: 569,980 RSF Palisades I: 180,778 RSF Palisades II: 244,297 RSF Greenway I: 50,107 RSF Greenway III: 91,690 RSF Developable Land: 25.4 Acres Occupancy: 79.1% Palisades I: 82.5% Palisades II: 88.3% Greenway I: 41.0% Greenway III: 69.4% In-Place NOI: $3.16 MM* NOI at Acquisition: $2.45MM Net Increase: $710k *Annualized NOI as of 3Q19 32

TULE SPRINGS 33

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2020 GOALS & OBJECTIVES Convert to NAV REIT under Pacific Oak rebranding. Evaluate a potential merger with Pacific Oak Strategic Opportunity REIT II, Inc. Sell stabilized assets and reinvest capital for perpetual NAV REIT 35

THANK YOU! For more information, please contact your financial advisor or Pacific Oak Capital Markets Group at (866) 722-6257. 1 - 866- PAC- OAK7 INFO@PACIFICOAKCAPITAL.COM PACIFICOAKCAPITAL.COM (1-866-722-6257) 11150 Santa Monica Blvd,Suite 400 Los Angeles, CA 90025 FOLLOW US ON LINKEDIN 36